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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2001

                                  BAYLAKE CORP.
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             (Exact name of registrant as specified in its charter)

          Wisconsin                      0-8679                   39-1268055
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(State or other Jurisdiction     (Commission File Number)      (I.R.S. Employer
     of  Incorporation)                                          Identification
                                                                     Number)

                             217 North Fourth Avenue
                          Sturgeon Bay, Wisconsin 54235
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                    (Address of principal executive offices)


                                 (920) 743-5551
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               (Registrant telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         Baylake Corp. is placing on file as Exhibit 99 a copy of the Company's financial results for the quarter and year ended December 31, 2000. Final financial statements with additional analyses will be filed as part of the Company's for 10-K for the year ended December 31, 2000. This amended Current Report on Form 8-K/A replaces Exhibit 99 to the Current Report on Form 8-K as filed on February 1, 2001 to correct an error appearing in the ratio of average interest-earning assets to average interest-bearing liabilities.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  Exhibit 99 Baylake Corp. financial results for the quarter and year ended December 31, 2000


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  BAYLAKE CORP.
                                  (Registrant)

Date: February 5, 2001            By: /s/ Steven D. Jennerjohn
                                      ------------------------------------------
                                  Name:  Steven D. Jennerjohn
                                  Title: Treasurer (Principal Financial Officer)

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                               INDEX TO EXHIBITS

          Exhibit No.    Description
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
              99         Baylake Corp. financial results for the quarter
                         and year ended December 31, 2000